Record and Return to:
                                         Curtis A. Johnson
                                         McCarter & English
                                         Four Gateway Center
                                         100 Mulberry Street
                                         Newark, NJ  07102


            AGREEMENT FOR MODIFICATION OF MORTGAGE
                   AND ASSIGNMENT OF LEASES


      THIS AGREEMENT FOR MODIFICATION OF MORTGAGE AND ASSIGNMENT OF LEASES ("this Agreement") made November 1, 1994, by and between GNOC, Corp., having an address at Boston and Pacific Avenues, P.O. Box 1737, Atlantic City, New Jersey, GNAC, Corp., having an address at Boston and Pacific Avenues, P.O. Box 1737, Atlantic City, New Jersey, (GNOC and GNAC are referred to individually as a "Mortgagor" and collectively as "Mortgagor"), First Fidelity Bank, National Association (successor by consolidation to First Fidelity Bank, National Association, New Jersey) having an office at 550 Broad Street, Newark, New Jersey 07102 and Midlantic Bank, National Association (successor by consolidation to Midlantic National Bank) having an address at 499 Thornall Street, Metropark, Edison, New Jersey 08837 (First Fidelity and Midlantic are referred to collectively as the "Mortgagee").



                     W I T N E S S E T H :

      WHEREAS, Mortgagee is the holder of that certain Mortgage and Security Agreement with Assignment of Rents (the "Mortgage") dated as of April 16, 1993, which Mortgage was recorded on April 20, 1993 in the Office of the Clerk of Atlantic County, New Jersey in Mortgage Book 5004 at page 35 et seq. to secure the obligations described therein, and which Mortgage is a lien on the property described therein (the "Encumbered Property"); and

      WHEREAS, the Mortgage was given as security for certain financial accommodations made by Mortgagee to Mortgagor, as evidenced by that certain Loan Agreement (the "Loan Agreement") dated April 16, 1993, by and between Mortgagor as borrower and Mortgagee; and

      WHEREAS, Mortgagor gave to Mortgagee as additional security for the loan an Assignment of Leases and Rents (the "Assignment") dated April 16, 1993 which Assignment was recorded on April 20, 1993 in the Office of the Clerk of Atlantic County in Mortgage Book 5004, at page 92 et. seq.; and

      WHEREAS, Mortgagor and Mortgagee have entered into a First Amendment to the Loan Agreement, dated as of December 31, 1993, which among other things, amended certain financial and other covenants in the Loan Agreement; and

      WHEREAS, Mortgagor and Mortgagee have entered into an Amended and Restated Loan Agreement dated as of September 30, 1994 (the "Amended and Restated Loan Agreement"), which among other things, amended and restated certain covenants and extended the maturity date of the Loan Agreement to December 31, 1996; and

      WHEREAS, Mortgagor has this day executed a Revolving Credit Note (each, a "New Revolving Credit Note") in favor of each of the Mortgagees evidencing the Mortgagor's obligations to such Mortgagee under the Amended and Restated Loan Agreement; and

       WHEREAS, the parties hereto have agreed to modify the Mortgage and the Assignment to, inter alia, reflect the fact that they continue to secure the obligations of the Mortgagors to the Mortgagees as those obligations have been modified by the Amended and Restated Loan Agreement and the New Revolving Credit Notes.

      NOW, THEREFORE, incorporating the foregoing herein by reference and in consideration of the mutual covenants herein contained, the parties hereto do mutually covenant and agree, as follows:

      1. The foregoing recitals are incorporated into this Agreement by this reference.

      2. The term "Loan Agreement" as it is used in the Mortgage, as modified hereby, shall be deemed to refer to the Amended and Restated Loan Agreement.

      3. The term "Loan Agreement" as it is used in the Assignment, as modified hereby, shall be deemed to refer to the Amended and Restated Loan Agreement.

      4. The term "Revolving Credit Notes" as used in the Mortgage, as modified hereby, shall be deemed to refer to the New Revolving Credit Notes.

      5. The term "Revolving Credit Notes" as used in the Assignment, as modified hereby, shall be deemed to refer to the New Revolving Credit Notes.

      6. The term "Mortgage" as used in the Assignment, as modified hereby, shall be deemed to refer to the Mortgage, as modified hereby.

      7. The Encumbered Property described in the Mortgage, as modified hereby, shall remain in all respects subject to the lien, charge, or encumbrance of the Mortgage as modified hereby, and nothing herein contained and nothing done pursuant hereto, shall affect the lien, charge or encumbrance of or warranty of title in, or conveyance effected by the Mortgage, or the priority thereof over other liens, charges, encumbrances or conveyances; nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security or instrument, if any, held by Mortgagee as security for or evidence of the aforesaid indebtedness.

      8. Pursuant to N.J.S.A. 46:9-8.1, the Mortgage, as modified hereby, and the obligations secured hereunder and all other obligations of the Mortgagor are subject to modification. To the extent permitted by law, the Mortgage, as modified hereby, secures all modifications from the date upon which the Mortgage was originally recorded, including future loans and extensions of credit and changes in the interest rate, due date, amount or other terms and conditions of any obligations. The Mortgage, as modified hereby, may be modified from time to time without affecting the priority of the lien created thereby.

          9. Except as modified herein, all of the terms, provisions and covenants of the Mortgage and Assignment are in all other respects hereby ratified and confirmed and shall remain in full force and effect.

          10. This Agreement is to be construed according to the laws of the State of New Jersey.

          11. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        GNOC, Corp.

                                        By_______________________
                                            Donna M. Graham
                                            Treasurer


                                        GNAC, Corp.

                                        By_______________________
                                          Donna M. Graham
                                          Treasurer


                                        FIRST FIDELITY BANK,
                                        NATIONAL ASSOCIATION

                                        By_______________________
                                          Robert K. Strunk, II
                                          Vice President


                                        MIDLANTIC BANK, NATIONAL ASSOCIATION

                                        By_______________________
                                          Edward M. Tessalone
                                        Vice President


     State of New Jersey  :
                          :    SS
     County of Essex      :

          BE IT REMEMBERED, that on this 1st day of November, 1994, before me, the subscriber, personally appeared Donna M. Graham as the Treasurer of GNOC, Corp., a New Jersey corporation, who I am satisfied is the person who has signed this mortgage modification, and she acknowledged that she signed, sealed and delivered this mortgage modification as an officer of the corporation, and that her mortgage modification is the voluntary act and deed of the corporation made by virtue of authority from its Board of Directors.

                                             ___________________________
     A Notary Public


     State of New Jersey  :
                          :    SS
     County of Essex      :

          BE IT REMEMBERED, that on this 1st day of November, 1994, before me, the subscriber, personally appeared Donna M. Graham as the Treasurer of GNAC, Corp., a New Jersey corporation, who I am satisfied is the person who has signed this mortgage modification, and she acknowledged that she signed, sealed and delivered this mortgage modification as an officer of the corporation, and that her mortgage modification is the voluntary act and deed of the corporation made by virtue of authority from its Board of Directors.

     ___________________________
     A Notary Public


     State of New Jersey  :
                          :    SS
     County of Essex      :

          BE IT REMEMBERED, that on this 1st day of November, 1994, before me, the subscriber, personally appeared Robert K. Strunk, II as the Vice President of First Fidelity Bank, National Association, who I am satisfied is the person who has signed this mortgage modification, and he acknowledged that he signed, sealed and delivered this mortgage modification as an officer of the corporation, and that his mortgage modification is the voluntary act and deed of the corporation made by virtue of authority from its Board of Directors.


     ___________________________
     A Notary Public



     State of New Jersey  :
                          :    SS
     County of Essex      :

          BE IT REMEMBERED, that on this 1st day of November, 1994, before me, the subscriber, personally appeared Edward M. Tessalone as the Vice President of Midlantic Bank, National Association who I am satisfied is the person who has signed this mortgage modification, and he acknowledged that he signed, sealed and delivered this mortgage modification as an officer of the corporation, and that his mortgage modification is the voluntary act and deed of the corporation made by virtue of authority from its Board of Directors.


     ___________________________
     A Notary Public

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